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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999, included in the Form 8-K/A, filed July 26, 1999, of Kerr-McGee Corporation for the year ended December 31, 1998.



                                           ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma

December 15, 1999